UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 5, 2005
Date of Report (Date of earliest event reported)

INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Coast Avenue
Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 944-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 10.02

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 10, 2005, Intuit Inc. entered into an amended and restated employment agreement with Robert B. (“Brad”) Henske (the “Henske Agreement”), Intuit’s Chief Financial Officer, in connection with Mr. Henske’s appointment as Intuit’s Senior Vice President/General Manager, Consumer Tax Group. Under the Henske Agreement, Intuit agreed to pay Mr. Henske a base salary of $560,000 per year, with a bonus target of 60% of his base salary. Intuit also agreed that in lieu of providing its standard executive relocation package, it would pay Mr. Henske $5,000 per month for 12 months, such amount to be a net payment grossed up by Intuit for income taxes payable by Mr. Henske and that at the end of that 12 months, Intuit would review that monthly stipend for the following 12 months. The Henske Agreement continues to provide Mr. Henske with severance benefits in the event of his Involuntary Termination, Termination without Cause, and Termination Following a Change in Control, equal to 18 months of his then-current base salary and one and one-half times of his target bonus for the then-current fiscal year, plus accelerated vesting of the 400,000 share option grant awarded to him in January 2003 in connection with his commencing employment with Intuit; as of the date hereof, Mr. Henske will vest as to all shares under this option on January 3, 2006. The above description is qualified in its entirety by the Henske Agreement attached hereto as Exhibit 10.01.

On May 10, 2005, Intuit Inc. entered into an amended and restated employment agreement with Brad Smith (the “Smith Agreement”), Intuit’s Senior Vice President/General Manager, Consumer Tax Group, in connection with Mr. Smith’s appointment as Intuit’s Senior Vice President/General Manager, QuickBooks. Under the Smith Agreement, Intuit agreed to pay to Mr. Smith a base salary of $500,000 per year, with a bonus target of 60% of his base salary and a guaranteed bonus of no less than $400,000 for his services during Intuit’s 2005 fiscal year. Intuit also agreed to provide its standard executive relocation package, enhanced to provide a payment of two months salary instead of the standard one month salary. Intuit further agreed to negotiate with Mr. Smith in good faith an agreement on additional housing assistance, subject to approval of Intuit’s Compensation and Organizational Development Committee. Intuit agreed to grant Mr. Smith an option to purchase 100,000 shares of its common stock at an exercise price per share equal to the closing price on the next regularly scheduled monthly option grant date, with such option to have a term of seven years and to vest with respect to one-third of the shares on May 5, 2006 and the balance to vest monthly over the following 24 months. The above description is qualified in its entirety by the Smith Agreement attached hereto as Exhibit 10.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective May 5, 2005, the Compensation and Organizational Development Committee of Intuit’s Board of Directors appointed Robert B. (“Brad”) Henske as Intuit’s Senior Vice President/General Manager, Consumer Tax Group. Mr. Henske will continue to act as Intuit’s Chief Financial Officer until his replacement in that capacity is appointed.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number	Exhibit Title or Description
10.01	Employment Agreement by and between Intuit Inc. and Robert B. (“Brad”) Henske, dated May 10, 2005.

10.02	Employment Agreement by and between Intuit Inc. and Brad Smith, dated May 10, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: May 11, 2005	By:	/s/ ROBERT B. HENSKE

Robert B. (“Brad”) Henske
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
10.01	Employment Agreement by and between Intuit Inc. and Robert B. (“Brad”) Henske, dated May 10, 2005.

10.02	Employment Agreement by and between Intuit Inc. and Brad Smith, dated May 10, 2005.